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Lime Residential, Ltd.
Eleven Madison Avenue, 4th Floor
New York, New York 10010

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of sustainable home improvement loans in connection with the proposed offering of GoodLeap Sustainable Home Solutions Trust 2021-5, Sustainable Home Improvement Loan Backed Notes, Series 2021-5. Lime Residential, Ltd. (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, Credit Suisse Securities (USA) LLC (together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On September 24, 2021, representatives of the Company provided us a sustainable home improvement loan listing (the “Sample Listing”) containing 200 sustainable home improvement loans (the “Sample Assets”).  We make no representations as to the selection criteria used in determining the Sample Assets.

Further, On September 25, 2021, representatives of GoodLeap, LLC (“GoodLeap”), on behalf of the Company, provided us with a computer-generated sustainable home improvement loan data file and related record layout containing data, as represented to us by the Company, as of the close of business on September 22, 2021, with respect to 8,920 sustainable home improvement loans (the “Statistical Data File”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Assets relating to the sustainable home improvement loan characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Member of Deloitte Touche Tohmatsu Limited

Characteristics
1.	Contract ID (for informational purposes only)	17.	ACH Payment (Y/N)
2.	State of contract	18.	In-service date (PTO Date)
3.	City	19.	FICO score
4.	Zip code	20.	Installer name
5.	Payment frequency	21.	Solar panel manufacturer
6.	Rate	22.	Inverter manufacturer
7.	Original term (months) (origination)	23.	Battery manufacturer
8.	Original loan amount	24.	Purchased /portfolio asset (Y/N)
9.	First payment due date	25.	Current loan balance
10.	Last payment due date	26.	Remaining term of contract (months)
11.	Issuer originated asset (Y/N)	27.	Number of days past due
12.	Re-amortized monthly payment	28.	UCC filing status
13.	Target balance date	29.	ITC amount
14.	System Size (kW)*	30.	# of months since PTO
15.	Contracted generation guaranteed (%)	31.	Remaining term to target balance date (months)
16.	Current monthly payment
*For Sample Assets with an “origination date” (as set forth on the Statistical Data File) on or after January 1, 2019.

We compared Characteristics 2. through 8. to the corresponding information set forth on or derived from the “Loan Agreement” or “Modification Agreement.”

We compared Characteristics 9. through 13. to the corresponding information set forth on or derived from the “Welcome Letter” or Modification Agreement.

We compared Characteristics 14. and 15. to the corresponding information set forth on or derived from the “Purchase Agreement.”

We compared Characteristics 16. through 28. to the corresponding information set forth on or derived from electronic data files from the GoodLeap’s loan systems, delivered by GoodLeap, on behalf of the Company, as of September 22, 2021 (collectively, the “System File”).

With respect to our comparison of Characteristic 29., we recomputed the ITC amount by multiplying the original loan amount by (i) 30.0%, for the Sample Assets with a “Docs Sent Date” (as set forth on a query provided by GoodLeap, on behalf of the Company, from GoodLeap’s origination system (the “Docs Sent Date Query”)) of October 31, 2019 or earlier or (ii) 26.0%, for Sample Assets with a “Docs Sent Date” (as set forth on the Docs Sent Date Query) of November 1, 2019 or later.  We compared such recomputed information to the corresponding information set forth on the Statistical Data File.

With respect to our comparison of Characteristic 30., we recomputed the # of months since PTO as the number of months between (i) the in-service date (PTO Date) (as set forth on the System File) and (ii) September 22, 2021.  We compared such recomputed information to the corresponding information set forth on the Statistical Data File.

With respect to our comparison of Characteristic 31., we recomputed the remaining term to target balance date (months) as the number of months between (i) September 22, 2021 and (ii) the target balance date (as set forth on the Welcome Letter or Modification Agreement).  We compared such recomputed information to the corresponding information set forth on the Statistical Data File.

For purposes of our procedures and at your instruction:

•
with respect to our comparison of Characteristic 7., for the Sample Asset indicated in Appendix A, we observed a difference with respect to the original term set forth on the Statistical Data File when compared to the original term set forth on the Loan Agreement.  For this Sample Asset, we were instructed to perform an additional procedure and compare the original term set forth on the Statistical Data File to the original term set forth on screen shots from GoodLeap’s servicing system (the “Servicing System Screen Shots”);

•
with respect to our comparison of Characteristic 9., for the Sample Asset indicated in Appendix B, we observed a difference with respect to the first payment date set forth on the Statistical Data File when compared to the first payment date set forth on the Loan Agreement.  For this Sample Asset, we were instructed to perform an additional procedure and compare the first payment date set forth on the Statistical Data File to the first payment date set forth the Servicing System Screen Shots;

•
with respect to our comparison of Characteristic 10., for the Sample Assets indicated in Appendix C, we observed a difference with respect to the last payment date set forth on the Statistical Data File when compared to the last payment date set forth on the Welcome Letter.  For these Sample Assets, we were instructed to perform an additional procedure and compare the last payment date set forth on the Statistical Data File to the last payment date set forth on the Servicing System Screen Shots;

•	with respect to our comparison of Characteristic 13., differences of one day or less are deemed to be “in agreement;”

•
with respect to our comparison of Characteristic 14., differences of 0.01 or less are deemed to be “in agreement.”  Further, for the Sample Assets indicated in Appendix D, we observed a difference with respect to the system size set forth on the Statistical Data File when compared to the system size set forth on the Purchase Agreement.  For these Sample Assets, we were instructed to perform an additional procedure and compare the system size set forth on the Statistical Data File to the system size set forth on screen shots from GoodLeap’s underwriting system (the “Underwriting System Screen Shots”); and

•	with respect to our comparison of Characteristics 30. and 31., differences of one month or less are deemed to be “in agreement.”

The sustainable home improvement loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Asset Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Asset Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Asset Documents.  In addition, we make no representations as to whether the Asset Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Assets.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Asset Documents, except as described in Appendix E.  Supplemental information is contained on Appendix F.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the sustainable home improvement loans underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the sustainable home improvement loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

October 7, 2021

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 7, 2021.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 7. for the following Sample Asset:

2105044656

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 7, 2021.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 9. for the following Sample Asset:

2006035587

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 7, 2021.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 10. for the following Sample Assets:

1813001963
2006035587
2105044656
2106047008
2115046908

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 7, 2021.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 14. for the following Sample Assets:

2007031023
2101042928
2114040937
2115044641
2115045560
2116056336

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix E to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 7, 2021.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference in contracted generation guaranteed (%).

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix F to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 7, 2021.

Supplemental Information Related to the Findings Set Forth on Appendix E

Exception Description Number	Sample Asset number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on or derived from the Purchase Agreement

1	2010036335	Contracted generation guaranteed (%)	90%	85%